UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2008

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey	07005
(Address of principal executive offices)	(Zip Code)

(973) 265-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2008 (the “First Closing”), Unigene Laboratories, Inc. (the “Company”) entered into a Financing Agreement (the “Financing Agreement”) by and among the Company, Victory Park Management, LLC (“Victory Park”), as agent, and the Lenders as the signatories thereto (the “Lenders”). Under the terms of the Financing Agreement, at the First Closing, the Lenders purchased $15 million of three-year senior secured non-convertible term notes from the Company (the “Senior Notes”). In addition, the Company may issue to the Lenders an additional $5 million of Senior Notes at a subsequent closing (the “Subsequent Closing”), which shall be no later than the second anniversary of the First Closing. Under the terms of the Financing Agreement and a Pledge and Security Agreement by and among the Company, Victory Park, as agent, and the Secured Parties named therein (the “Security Agreement”), the Senior Notes are secured by a first priority lien on all current and future assets of the Company. The Senior Notes will bear interest at a rate of Prime Rate plus 7%, subject to a floor of 14% per annum and a cap of 18% per annum. The Company has the right to prepay the Senior Notes with no penalties for (i) prepayments not to exceed $5 million and (ii) any prepayments made after the first year. The Senior Notes also are subject to certain mandatory prepayment events set forth in the Financing Agreement. The Company made a $450,000 payment to the Lenders at the First Closing, payable with the proceeds from the sale of the Senior Notes.

Pursuant to the Financing Agreement, the Company issued to the Lenders 1,125,000 shares (the “First Closing Shares”) of its common stock, par value $0.01 per share (the “Common Stock”). In addition, the Company will issue to the Lenders an additional 375,000 shares of Common Stock (the “Subsequent Closing Shares” and, together with the First Closing Shares, the “Shares”) at the Subsequent Closing. The Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Lenders which provides them with certain rights to require the Company to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the Shares. The Company also entered into a Lock-up Agreement (the “Lock-up Agreement”) with the Lenders which prohibits the Lenders from selling the Shares prior to the first anniversary of the First Closing, except in the event of the Company’s default under the Financing Agreement. Following receipt of the First Closing Shares and taking into account the shares of Common Stock beneficially owned prior to the First Closing, Victory Park and its affiliates will beneficially own in the aggregate 4.99% of the Company’s outstanding Common Stock as of the date hereof.

In connection with the Financing Agreement, the Company entered into an Affiliate Subordination Agreement (the “Subordination Agreement”) by and among the Company, Jay Levy, Jaynjean Levy Family Limited Partnership (the “Partnership”) and Victory Park. Under the terms of the Subordination Agreement, repayment of the Company’s existing indebtedness payable in favor of Mr. Levy and the Partnership, which is evidenced by Secured Promissory Notes (the “Existing Notes”) that were previously filed by the Company with the SEC on a Current Report on Form 8-K on May 16, 2007, is subordinated to the indebtedness payable in favor of the Lenders in accordance with the terms and conditions of the Financing Agreement. Simultaneously with entering into the Subordination Agreement, the Company and the holders of the Existing Notes amended and restated the Existing Notes (as amended, the “Amended Notes”), and the Company and Jay Levy entered into a Third Modification of Mortgage and Security Agreement (the “Third Modification”), to reflect such subordination.

The descriptions of the Financing Agreement, the Senior Notes, the Security Agreement, the Registration Rights Agreement, the Lock-Up Agreement, the Subordination Agreement, the Amended Notes and the Third Modification above do not purport to be complete and are qualified in their entirety by reference to copies respectively filed as Exhibits 10.1 through 10.9 hereto. A copy of the press release issued by the Company announcing the Financing Agreement and the transaction described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

(a) On September 30, 2008, the Company entered into the Financing Agreement and issued to the Lenders the First Closing Shares pursuant to the Financing Agreement. The Company issued the First Closing Shares pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1	Financing Agreement, dated as of September 30, 2008, by and among the Company, the Lenders and Victory Park Management, LLC, as agent

10.2	Senior Secured Term Note, dated September 30, 2008, issued by the Company in favor of the Lender signatory to the Financing Agreement

10.3	Pledge and Security Agreement, dated as of September 30, 2008, by and among the Company, Victory Park Management, LLC, as agent, and the Secured Parties *

10.4	Registration Rights Agreement, dated as of September 30, 2008, by and among the Company and the Lenders

10.5	Affiliate Subordination Agreement, dated as of September 30, 2008, by and among the Company, Jay Levy, Jaynjean Levy Family Limited Partnership and Victory Park Management, LLC, as agent for the Lenders

10.6	Amended and Restated Secured Promissory Note, dated September 30, 2008, issued by the Company in favor of Jay Levy

10.7	Amended and Restated Secured Promissory Note, dated September 30, 2008, issued by the Company in favor of the Jaynjean Levy Family Limited Partnership

10.8	Third Modification of Mortgage and Security Agreement, dated September 30, 2008, by and between the Company and Jay Levy

10.9	Lock-Up Agreement, dated as of September 30, 2008, by and among the Company and the Lenders

99.1	Press Release, dated September 30, 2008

*	Portions of the exhibit have been omitted pursuant to a request for confidential treatment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

Date: October 6, 2008

Exhibit Index

Exhibit No.	Document Description
10.1	Financing Agreement, dated as of September 30, 2008, by and among the Company, the Lenders and Victory Park Management, LLC, as agent

10.2	Senior Secured Term Note, dated September 30, 2008, issued by the Company in favor of the Lender signatory to the Financing Agreement

10.3	Pledge and Security Agreement, dated as of September 30, 2008, by and among the Company, Victory Park Management, LLC, as agent, and the Secured Parties *

10.4	Registration Rights Agreement, dated as of September 30, 2008, by and among the Company and the Lenders

10.5	Affiliate Subordination Agreement, dated as of September 30, 2008, by and among the Company, Jay Levy, Jaynjean Levy Family Limited Partnership and Victory Park Management, LLC, as agent for the Lenders

10.6	Amended and Restated Secured Promissory Note, dated September 30, 2008, issued by the Company in favor of Jay Levy

10.7	Amended and Restated Secured Promissory Note, dated September 30, 2008, issued by the Company in favor of the Jaynjean Levy Family Limited Partnership

10.8	Third Modification of Mortgage and Security Agreement, dated September 30, 2008, by and between the Company and Jay Levy

10.9	Lock-Up Agreement, dated as of September 30, 2008, by and among the Company and the Lenders

99.1	Press Release, dated September 30, 2008

*	Portions of the exhibit have been omitted pursuant to a request for confidential treatment.